UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

          Date of Report (Date of earliest event reported) :  November 15, 2005

                              GOVERNMENT TRUST 2-F
             (Exact name of registrant as specified in its charter)


       Illinois                      33-25441                  36-6915817
-------------------------          -----------             -------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)


                    The Bank of New York Trust Company, N.A.
                 (formerly JP Morgan Trust Company, NA), Trustee
               227 West Monroe Suite 2600, Chicago, Illinois 60606
-------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 267-5071


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Attached hereto as Exhibit 99.1 are copies of the reports to holders of Government Trust Certificates Class 2-F, dated November 15, 2005.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            GOVERNMENT TRUST CERTIFICATES

                            By: For The Bank of New York Trust Company, N.A. (formerly JP Morgan Trust Company, NA), as Trustee and not in its individual capacity.


                            By:   /s/ Lawrence M. Kusch
                                  --------------------------
                                  Lawrence M. Kusch
                                  AVP, Relationship Manager

                            Date: November 15, 2005

Exhibit 99.1
REPORTS TO HOLDERS OF GOVERNMENT TRUST


                                               Suite 2600
                                               227 West Monroe Street
                                               Chicago, IL  60606
                                               1-800-524-9472


                                               November 15, 2006



To The Holders of
Government Trust Certificates
Zero Coupon Class 2-F


In accordance with Section 4.1 of the Declaration of Trust ("Trust"), JP Morgan Trust Company formerly (Bank One Trust Company, N.A.), as Trustee and not in its individual capacity ("Trustee"), hereby provides the holders of the above-mentioned certificates this Semi-annual Report relating to the November 15, 2006 Certificate Payment Date.


Any capitalized terms used herein shall have the meaning assigned to them in the Trust.

1.   The aggregate dollar amount distributed to holders of  Class 2-F
     Certificates: $106,531,689.19.

2. The Principal Balance of the Class 2-F Note after the November 3, 2006 Note Payment Date: $388,259,000.00.

3.   The Deficient amount of the Note Payment:  $-0-

Neither a delinquency in payment under any of the Notes nor an Event of Default has occurred and is continuing.

I, Lawrence M. Kusch, a Responsible Officer of the Trustee, to the best of my knowledge and belief, certify that this Semi-annual Report is complete and accurate. If you have any questions regarding this notice please contact our Customer Service group directly at (800)275-2048 for further assistance.



                                   /s/ Lawrence M. Kusch
                                   -------------------------
                                   Lawrence M. Kusch
                                   AVP, Relationship Manager

                                   For The Bank of New York Trust Company, N.A. (formerly JP Morgan Trust Company, NA), as Trustee and not in its individual capacity.